Exhibit 10.5

BRIGGS & STRATTON CORPORATION

Form 10-Q for Quarterly Period Ended March 27, 2011

SUMMARY OF CHANGES TO DIRECTOR COMPENSATION

On April 27, 2011, the Board of Directors approved payment of an annual cash retainer of $20,000 for the lead director effective immediately.

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